--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                 ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION
                                   305(b)(2)

                               ----------------

                           FIRST TRUST OF ILLINOIS,
                             NATIONAL ASSOCIATION
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                                  36-4046888
                               (I.R.S. EMPLOYER
                              IDENTIFICATION NO.)

       400 NORTH MICHIGAN AVENUE,                        60611
           CHICAGO, ILLINOIS                           (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
                OFFICES)

                               ----------------

                                JOHN W. PORTER
                 FIRST TRUST OF ILLINOIS, NATIONAL ASSOCIATION
                       400 N. MICHIGAN AVENUE, FLOOR 2S
                            CHICAGO, ILLINOIS 60611
                           TELEPHONE (312) 836-6736
          (NAME, ADDRESS, AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                               ----------------

                    CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                ILLINOIS                               37-0211380
      (STATE OR OTHER JURISDICTION                  (I.R.S. EMPLOYER
   OF INCORPORATION OR ORGANIZATION)              IDENTIFICATION NO.)

       607 East Adams Street                             62739
       Springfield, Illinois                           (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
                OFFICES)

                             FIRST MORTGAGE BONDS
                        (TITLE OF INDENTURE SECURITIES)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 1.  GENERAL INFORMATION.

  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

  (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

       Comptroller of the Currency, Washington, D.C.

  (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

       Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     The obligor is not an affiliate of the trustee.

ITEM 3.  VOTING SECURITIES OF THE TRUSTEE.

     FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:

                             AS OF DECEMBER 5, 1996

                                                                     COL. B
                 COL. A                                              AMOUNT
             TITLE OF CLASS                                        OUTSTANDING
             --------------                                        -----------

      Not applicable by virtue of response to Item 13.

ITEM 4.  TRUSTEESHIPS UNDER OTHER INDENTURES.

  IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

  (A)  TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

       Not applicable by virtue of response to Item 13.

  (B) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(b)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

       Not applicable by virtue of response to Item 13.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

  IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

       Not applicable by virtue of response to Item 13.

ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
OFFICIALS.

  FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

                            AS OF DECEMBER 5, 1996

        COL. A             COL. B                    COL. C                     COL. D
                                                                              PERCENTAGE
                                                                              OF VOTING
                                                                              SECURITIES
                                                                             REPRESENTED
                                                                              BY AMOUNT
        NAME OF           TITLE OF                AMOUNT OWNED                  GIVEN
         OWNER              CLASS                 BENEFICIALLY                IN COL. C
        -------           --------                ------------               -----------


    Not applicable by virtue of response to Item 13.

ITEM 7.  VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
OFFICIALS.

  FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

                            AS OF DECEMBER 5, 1996

        COL. A             COL. B                    COL. C                     COL. D
                                                                              PERCENTAGE
                                                                              OF VOTING
                                                                              SECURITIES
                                                                             REPRESENTED
                                                                              BY AMOUNT
        NAME OF           TITLE OF                AMOUNT OWNED                  GIVEN
         OWNER              CLASS                 BENEFICIALLY                IN COL. C
        -------           --------                ------------               -----------


    Not applicable by virtue of response to Item 13.

ITEM 8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

  FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE
TRUSTEE:

                            AS OF DECEMBER 5, 1996

        COL. A       COL. B              COL. C                   COL. D
                    WHETHER
                      THE
                   SECURITIES
                   ARE VOTING
                       OR     AMOUNT OWNED BENEFICIALLY OR   PERCENT OF CLASS
       TITLE OF    NONVOTING  HELD AS COLLATERAL SECURITY  REPRESENTED BY AMOUNT
         CLASS     SECURITIES  FOR OBLIGATIONS IN DEFAULT     GIVEN IN COL. C
       --------    ---------- ---------------------------- ---------------------


    Not applicable by virtue of response to Item 13.

ITEM 9.  SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

  IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

                            AS OF DECEMBER 5, 1996

          COL. A          COL. B              COL. C                COL. D
                                           AMOUNT OWNED
                                       BENEFICIALLY OR HELD    PERCENT OF CLASS
      NAME OF ISSUER                  AS COLLATERAL SECURITY    REPRESENTED BY
       AND TITLE OF       AMOUNT        FOR OBLIGATIONS IN     AMOUNT GIVEN IN
          CLASS         OUTSTANDING     DEFAULT BY TRUSTEE          COL. C
      --------------    -----------   ----------------------   ----------------


    Not applicable by virtue of response to Item 13.

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

  IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

                            AS OF DECEMBER 5, 1996

          COL. A          COL. B              COL. C                COL. D
                                           AMOUNT OWNED
                                       BENEFICIALLY OR HELD    PERCENT OF CLASS
      NAME OF ISSUER                  AS COLLATERAL SECURITY    REPRESENTED BY
       AND TITLE OF       AMOUNT        FOR OBLIGATIONS IN     AMOUNT GIVEN IN
          CLASS         OUTSTANDING     DEFAULT BY TRUSTEE          COL. C
      --------------    -----------   ----------------------   ----------------


    Not applicable by virtue of response to Item 13.

ITEM 11. OWNERSHIP OF HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

  IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

                            AS OF DECEMBER 5, 1996

          COL. A          COL. B              COL. C                COL. D
                                           AMOUNT OWNED
                                       BENEFICIALLY OR HELD    PERCENT OF CLASS
      NAME OF ISSUER                  AS COLLATERAL SECURITY    REPRESENTED BY
       AND TITLE OF       AMOUNT        FOR OBLIGATIONS IN     AMOUNT GIVEN IN
          CLASS         OUTSTANDING     DEFAULT BY TRUSTEE          COL. C
      --------------    -----------   ----------------------   ----------------


    Not applicable by virtue of response to Item 13.

ITEM 12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

  EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

                            AS OF DECEMBER 5, 1996


        COL. A                             COL. B                     COL. C
NATURE OF INDEBTEDNESS               AMOUNT OUTSTANDING              DATE DUE
----------------------               ------------------              --------





      Not applicable by virtue of response to Item 13.

ITEM 13.  DEFAULTS BY THE OBLIGOR.

  (A) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

      There is not nor has there been a default with respect to the securities under this indenture.

  (B) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

      There is not nor has there been a default with respect to the securities under this indenture. The trustee is not a trustee under another indenture under which securities are outstanding.

ITEM 14.  AFFILIATIONS WITH THE UNDERWRITERS.

  IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEES, DESCRIBE EACH SUCH AFFILIATION.

      Not applicable by virtue of response to Item 13.

ITEM 15.  FOREIGN TRUSTEE.

  IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

      Not applicable.

ITEM 16.  LIST OF EXHIBITS.

  LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

    1. A copy of the Articles of Association of First Trust of Illinois, National Association as now in effect, incorporated herein by reference to
  Exhibit 1 to T-1; Registration No. 33-64175.

    2. A copy of the certificate of authority to commence business, incorporated herein by reference to Exhibit 2 to T-1; Registration No. 33-64175.

    3. A copy of the certificate of authority to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 to T-1; Registration No. 33-64175.

    4. A copy of the existing By-Laws of First Trust of Illinois, National Association as now in effect, incorporated herein by reference to Exhibit 4 to T-1; Registration No. 33-64175.

    5. Not applicable by virtue of response to Item 13.

    6. The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 to T-1; Registration No. 33-64175.

    7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority, filed herewith.

    8. Not applicable.

    9. Not applicable.

                                   SIGNATURE

  PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939, THE TRUSTEE, FIRST TRUST OF ILLINOIS, NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF CHICAGO, AND STATE OF ILLINOIS, AS OF THE 5TH DAY OF DECEMBER, 1996.

                                          First Trust of Illinois, National
                                           Association

                                                /s/ John W. Porter
                                          By __________________________________
                                                    John W. Porter
                                                    Vice President and Secretary

                                                                       EXHIBIT 7

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for September 30, 1996


All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.


Schedule RC - Balance Sheet



                                                                                                        Dollar  Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
                                                                                         RCON
 1. Cash and balances due from depository institutions (from Schedule RC-A):             ----
    a. Noninterest-bearing balances and currency and coin (1)____________________________0081. .          75,779    1.a
    b. Interest-bearing balances (2)_____________________________________________________0071. .               0    1.b
 2. Securities:
    a. Held-to-maturity securities (from Schedule RC-8, column A)________________________1756. .               0    2.a
    b. Available-for-sale securities (from Schedule RC-8, column D)______________________1773. .           3,231    2.b
 3. Federal funds sold and securities purchased under agreements to resell:
    a. Federal funds sold________________________________________________________________0276. .               0    3.a
    b. Securities purchased under agreements to resell___________________________________0277. .               0    3.b
 4. Loans and lease financing receivables:            RCON
    a. Loans and leases, net of unearned income       ----
       (from Schedule RC-C)___________________________2122 . .                      0                . . . . . .    4.a
    b. LESS: Allowance for loan and lease losses______3123 . .                      0                . . . . . .    4.b
    c. LESS: Allocated transfer risk reserve__________3128 . .                      0                . . . . . .    4.c
    d. Loans and leases, net of unearned income,
       allowance, and reserve (item 4.a minus 4.b and 4.c)_______________________________2125. .               0    4.d
 5. Trading assets_______________________________________________________________________3545. .               0    5.
 6. Premises and fixed assets (including capitalized leases)_____________________________2145. .             122    6.
 7. Other real estate owned (from Schedule RC-M)_________________________________________2150. .               0    7.
 8. Investments in unconsolidated subsidiaries and associated companies (from
    Schedule RC-M)_______________________________________________________________________2130. .               0    8.
 9. Customers' liability to this bank on acceptances outstanding_________________________2155. .               0    9.
10. Intangible assets (from Schedule RC-M)_______________________________________________2143. .          26,407    10.
11. Other assets (from Schedule RC-F)____________________________________________________2160. .           2,692    11.
12. Total assets (sum of items 1 through 11)_____________________________________________2170. .         108,221    12.

---------------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

First Trust of Illinois, N.A.  Call Date: 09/30/96   ST-BK: 17-1638    FFIEC 033
400 North Michigan Avenue                                              Page RC-2
Chicago, IL 60611              Vendor ID: D           CERT:   34094
                                                                          10
Transit Number: 09600069

Schedule RC - Continued

                                                                                               Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13.  Deposits:
                                                                                               RCON
                                                                                               ----
     a.  In domestic offices (sum of total of columns A and C
         from Schedule RC-E) ................................................................. 2200           0     13.a
                                                               RCON
                                                               ----
         (1)  Noninterest-bearing(1)...........................6631..            0                                  13.a.1
         (2)  Interest-bearing ................................6636..            0                                  13.a.2
     b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs .......................
         (1)  Noninterest-bearing ............................................................
         (2)  Interest-bearing ...............................................................
14.  Federal funds purchased and securities sold under agreements to repurchase:
     a.  Federal funds purchased ............................................................. 0278           0     14.a
     b.  Securities sold under agreements to repurchase ...................................... 0279           0     14.b
15.  a.  Demand notes issued to the U.S. Treasury ............................................ 2840           0     15.a
     b.  Trading liabilities ................................................................. 3548           0     15.b
16.  Other borrowed money:
     a.  With a remaining maturity of one year or less ....................................... 2332           0     16.a
     b.  With a remaining maturity of more than one year ..................................... 2333           0     16.b
17.  Mortgage indebtedness and obligations under capitalized leases .......................... 2910           0     17.
18.  Bank's liability on acceptances executed and outstanding ................................ 2920           0     18.
19.  Subordinated notes and debentures ....................................................... 3200           0     19.
20.  Other liabilities (from Schedule RC-G) .................................................. 2930       1,730     20.
21.  Total liabilities (sum of items 13 through 20) .......................................... 2948       1,730     21.

22.  Limited-life preferred stock and related surplus ........................................ 3282           0     22.

EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus ........................................... 3838           0     23.
24.  Common stock ............................................................................ 3230       1,000     24.
25.  Surplus (exclude all surplus related to preferred stock) ................................ 3839     106,712     25.
26.  a.  Undivided profits and capital reserves .............................................. 3632      (1,221)    26.a
     b.  Net unrealized holding gains (losses) on available-for-sale securities .............. 8434           0     26.b
27.  Cumulative foreign currency translation adjustments .....................................
28.  Total equity capital (sum of items 23 through 27) ....................................... 3210     106,491     28.
29.  Total liabilities, limited-life preferred stock, and equity capital (sum of
     items 21, 22, and 28) ................................................................... 3300     108,221     29.



Memorandum

To be reported only with the March Report of Condition.

1.   Indicate in the box at the right the number of the
     statement below that best describes the most comprehensive level of auditing work performed for the bank by
     independent external auditors as of any date during 1995 ................................ 6724         N/A     M.1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Director's examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

5 = Review of the bank's financial statements by external auditors

6 = Compilation of the bank's financial statements by external auditors

7 = Other audit procedures (excluding tax preparation work)

8 = No external audit work

---------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM T-2

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   AN INDIVIDUAL DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                  ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION
                                   305(B)(2)

                               ----------------

             F. SGARAGLINO                            ###-##-####
           (NAME OF TRUSTEE)                    (SOCIAL SECURITY NUMBER)


       400 NORTH MICHIGAN AVENUE                         60611
           CHICAGO, ILLINOIS                           (ZIP CODE)
           (BUSINESS ADDRESS)

                               ----------------

                    CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                ILLINOIS                               37-0211380
      (STATE OR OTHER JURISDICTION                  (I.R.S. EMPLOYER
   OF INCORPORATION OR ORGANIZATION)              IDENTIFICATION NO.)

         607 EAST ADAMS STREET                           62739
         SPRINGFIELD, ILLINOIS                         (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
                OFFICES)

                              FIRST MORTGAGE BONDS
                      (TITLE OF THE INDENTURE SECURITIES)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 1. AFFILIATIONS WITH OBLIGOR.

  If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

ITEM 2. TRUSTEESHIPS UNDER OTHER INDENTURES.

  If the trustee is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, file a copy of each such indenture as an exhibit and furnish the following information:

  (a) Title of the securities outstanding under each such other indenture.

    Not applicable by virtue of response to Item 9.

  (b) A brief statement of the facts relied upon by the trustee as a basis for the claim that no conflicting interest within the meaning of section 310(b)(1) of the Act arises as a result of the trusteeship under such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

    Not applicable by virtue of response to Item 9.

ITEM 3. CERTAIN RELATIONSHIPS BETWEEN THE TRUSTEE AND THE OBLIGOR OR AN UNDERWRITER.

  If the trustee is a director, officer, partner, employee, appointee or representative of the obligor or of any underwriter for the obligor, state the nature of each such connection.

    Not applicable by virtue of response to Item 9.

ITEM 4. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

  Furnish the following information as to securities of the obligor owned beneficially by the trustee or held by the trustee as collateral security for obligations in default:

                            AS OF DECEMBER 13, 1996

    COL. A         COL. B               COL. C                   COL. D
                WHETHER THE
                 SECURITIES
                 ARE VOTING  AMOUNT OWNED BENEFICIALLY OR   PERCENT OF CLASS
                OR NONVOTING HELD AS COLLATERAL SECURITY  REPRESENTED BY AMOUNT
TITLE OF CLASS   SECURITIES   FOR OBLIGATIONS IN DEFAULT     GIVEN IN COL. C
--------------  ------------ ---------------------------- ---------------------
Not applicable by virtue of response to Item 9.

ITEM 5. SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

  If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee:

                            AS OF DECEMBER 13, 1996

            COL. A               COL. B                  COL. C                 COL. D
                                                                             PERCENTAGE OF
                                                                           VOTING SECURITIES
                                              AMOUNT OWNED BENEFICIALLY OR  REPRESENTED BY
      NAME OF ISSUER AND                      HELD AS COLLATERAL SECURITY    AMOUNT GIVEN
        TITLE OF CLASS     AMOUNT OUTSTANDING  FOR OBLIGATIONS IN DEFAULT      IN COL. C
      ------------------   ------------------ ---------------------------- -----------------
      Not applicable by virtue of response to Item. 9

ITEM 6. HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR PRINCIPAL HOLDERS OF VOTING SECURITIES OF THE OBLIGOR.

  If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10 percent or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person:

                            AS OF DECEMBER 13, 1996

            COL. A               COL. B                  COL. C                   COL. D
                                              AMOUNT OWNED BENEFICIALLY OR   PERCENT OF CLASS
      NAME OF ISSUER AND                      HELD AS COLLATERAL SECURITY  REPRESENTED BY AMOUNT
        TITLE OF CLASS     AMOUNT OUTSTANDING  FOR OBLIGATIONS IN DEFAULT     GIVEN IN COL. C
      ------------------   ------------------ ---------------------------- ---------------------
      Not applicable by virtue of response to Item 9.

ITEM 7. HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

  If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee:

                            AS OF DECEMBER 13, 1996

            COL. A               COL. B                  COL. C                   COL. D
                                              AMOUNT OWNED BENEFICIALLY OR   PERCENT OF CLASS
      NAME OF ISSUER AND                      HELD AS COLLATERAL SECURITY  REPRESENTED BY AMOUNT
        TITLE OF CLASS     AMOUNT OUTSTANDING  FOR OBLIGATIONS IN DEFAULT     GIVEN IN COL. C
      ------------------   ------------------ ---------------------------- ---------------------
      Not applicable by virtue of response to Item 9.

ITEM 8. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

  Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information.

                            AS OF DECEMBER 13, 1996

              COL. A                           COL. B                            COL. C
      NATURE OF INDEBTEDNESS             AMOUNT OUTSTANDING                     DATE DUE
      ----------------------             ------------------                     --------
      Not applicable by virtue of response to Item 9.

ITEM 9. DEFAULTS BY THE OBLIGOR.

  (a) State whether there is or has been any default with respect to the securities under this indenture. Explain the nature of any such default.

    There is not nor has there been any default with respect to the securities under this indenture.

  (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

    The trustee is not a trustee under any other indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding. There is not nor has there been any default with respect to the securities under this indenture.

ITEM 10. AFFILIATIONS WITH THE UNDERWRITERS.

  If any underwriter is an affiliate of the trustee, describe each such affiliation.

    Not applicable by virtue of response to Item 9.

ITEM 11. LIST OF EXHIBITS.

  List below all exhibits filed as a part of this statement of eligibility.

    None.

                                   SIGNATURE

  PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939, I, F. SGARAGLINO, HAVE SIGNED THIS STATEMENT OF ELIGIBILITY IN THE CITY OF CHICAGO, AND STATE OF ILLINOIS, AS OF THE 13TH DAY OF DECEMBER, 1996.


                                          By        /s/ F. Sgaraglino
                                             ----------------------------------
                                                       F. Sgaraglino